1CNO Financial Group | Investor Briefing | September 1, 2026 CNO Financial Group Investor Briefing September 1, 2026

2CNO Financial Group | Investor Briefing | September 1, 2026 Welcome Adam Auvil Vice President, Investor Relations & Sustainability

3CNO Financial Group | Investor Briefing | September 1, 2026 OUR PURPOSE We secure the future of middle-income America. OUR MISSION We secure the future of middle-income America by providing insurance and financial services that help protect their health, income and retirement needs, while building enduring value for all our stakeholders. Our people  Employs approximately 3,200 associates  Contracts with over 11,500 agents and independent partners Our financial strength  Rated A (Excellent) by AM Best  Market capitalization: $5.1 billion  $39.9 billion in total assets  Committed to improving run rate operating return on equity Serving our customers  3.3 million policies owned by our customers  $2.1 billion in claims paid in 2025 CNO Financial Group provides life and health insurance, annuities and financial services through our family of brands, including Bankers Life, Colonial Penn, Optavise and Washington National.  Ticker symbol: CNO (NYSE)  Headquarters: Carmel, Indiana Unless specified otherwise, amounts are as of 6/30/2026; Market capitalization is as of 8/28/2026

4CNO Financial Group | Investor Briefing | September 1, 2026 Important Legal Information Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press releases, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. This presentation contains certain operating and business metrics used by management to evaluate performance and trends. Certain of these metrics do not have a corresponding Generally Accepted Accounting Principles (GAAP) measure but are presented because management believes they provide useful insight into our business and performance. These metrics should be considered supplemental to, and not a substitute for, information prepared in accordance with GAAP. Additional information regarding our financial results prepared in accordance with GAAP can be found in our periodic filings with the Securities and Exchange Commission and are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Forward-Looking Statements Operating Metrics

5CNO Financial Group | Investor Briefing | September 1, 2026 Worksite Division Karen DeToro President, Worksite Division Richard Shaffer Senior Vice President, Worksite Sales

6CNO Financial Group | Investor Briefing | September 1, 2026 Presenters Karen DeToro President, Worksite Division Industry Experience: 32 years Years at CNO: 7 Richard Shaffer Senior Vice President, Worksite Sales Industry Experience: 28 years Years at CNO: 4

7CNO Financial Group | Investor Briefing | September 1, 2026 3 2 1 Takeaways Focus on employers with predominantly middle-income workforces Products that fill the gaps in employer-paid coverage Differentiated distribution with opportunities for expansion Well-positioned and achieving consistent growth

8CNO Financial Group | Investor Briefing | September 1, 2026 Worksite NAP (in millions) Producing Agent Count Worksite has been a fast-growing part of CNO; 18% CAGR since 2020 $0 $10 $20 $30 $40 $50 $60 $70 $80 2020 2021 2022 2023 2024 2025 0 50 100 150 200 250 300 350 400 450 2020 2021 2022 2023 2024 2025 Historical Performance

9CNO Financial Group | Investor Briefing | September 1, 2026 Industry Focus  Almost 70% of NAP from transit & utilities, education and public sector  Significant union focus  Require in-person enrollment – any time, anywhere Customer Statistics  Average issue age 45  Median salary $52K Focus on middle-income industries that benefit from in-person education and enrollment 33% 21% 15% 12% 8% 5% 6% Target Market Industry Mix (% 2025 NAP) Health Services Other Services Construction All Other Transit & Utilities Education Public Sector

Products

Our supplemental products address an area of growing need in employee benefits

1) Employer-sponsored major medical coverage **declined from 78% to 61%** the last four years[2]
2) **Fewer than half** of employers offer dental or vision coverage[2]
3) 88% of employees with major medical coverage **face deductibles averaging $1,800**[3]

Supplemental Health

- Declining employer-sponsored major medical, dental and vision coverage
- **Increasing shift to employee-paid** supplemental health products to help fill the gap
  - Critical Illness
  - Accident Insurance
  - Hospital Indemnity

Life Insurance

- **Nearly two-thirds** of employed Americans rely on workplace life insurance – in whole or in part – to meet their life insurance needs[2]
- Term and permanent solutions designed for our target market

Return of Premium[1]

- Return-of-premium feature refunds premiums paid, net of benefits received, after 20–25 years
- **Returned nearly $5B** of premium to policyholders since inception

1) The return of premium (ROP) or cash value (CV) (in MO, "cash return") benefit is subject to state and product availability. The benefit has an additional charge and may pay minus claims or regardless of claims based on the policy selected. The policy must remain in force until the end of the ROP/CV period for the benefit to be paid. The premium-return amount is based on ROP/CV payments to Washington National policyholders from January 1, 1995, through December 31, 2025.
Policies are underwritten by Washington National Insurance Company. Subject to state availability.
2) LIMRA 2026 Employer Benefits Landscape Trends; LIMRA 2024 Facts About Life – Workplace Benefits
3) KFF 2025 Employer Health Benefits Survey

CNO Financial Group | Investor Briefing | September 1, 2026

CNO FINANCIAL GROUP

10

11CNO Financial Group | Investor Briefing | September 1, 2026 Voices From The Field

12CNO Financial Group | Investor Briefing | September 1, 2026 Ownership of distribution and manufacturing provides a competitive advantage Differentiated Distribution Key Differentiators Support to employers and employees before, during and after enrollment Captive full-time agents who work only for us Direct engagement with employers – not disintermediated through brokers Fully commissioned agency force Expertise in how our supplemental products fit in employee benefits packages

13CNO Financial Group | Investor Briefing | September 1, 2026 Greenfield opportunity remains for agent expansion in the middle and north of the U.S. Geographic Footprint <= 10 11 - 20 21 - 50 51 - 100 >100 Agents by State

14CNO Financial Group | Investor Briefing | September 1, 2026 New clients and geographies today create locations to recruit to and re-enroll in the future Expansion Opportunities Existing Clients New Clients Geo Expansion New Clients & Geographies Recruiting & Re-enrollments More Owned Distribution Growth  Existing enrollment locations provide opportunities to develop new agents and generate repeatable revenue  Deeper sales penetration over time  New client prospecting builds recurring sales AND recruiting capacity  Move proven agents into high-potential “white space” with focused investment to support launch

15CNO Financial Group | Investor Briefing | September 1, 2026 Accelerate leadership development; Give agents better tools Leadership Development  Clear career paths with leaders able to earn their next step  Practical leadership curriculums at every level  Embedded field development coaches for managers  Transparent performance expectations and promotion standards  Simple bonus programs tied to the right behaviors Improved sales tools  Updated systems for selling & leading  Faster purchase experience, lower friction at point of sale  Enrollment planning tools to improve attendance and penetration  Modern mobile CRM and learning platforms  Improved data and insights in the hands of the field Scaling our Owned Distribution

16CNO Financial Group | Investor Briefing | September 1, 2026 3 2 1 Takeaways Focus on employers with predominantly middle-income workforces Products that fill the gaps in employer-paid coverage Differentiated distribution with opportunities for expansion Well-positioned and achieving consistent growth

17CNO Financial Group | Investor Briefing | September 1, 2026 Q&A Enter questions in chat

18CNO Financial Group | Investor Briefing | September 1, 2026 Opportunity in Medicare Scott Goldberg President, Consumer Division Jeremy Williams Chief Actuary

19CNO Financial Group | Investor Briefing | September 1, 2026 Scott Goldberg President, Consumer Division Industry Experience: 26 years Years at CNO: 22 Presenters Jeremy Williams Chief Actuary Industry Experience: 27 years Years at CNO: 23

20CNO Financial Group | Investor Briefing | September 1, 2026 3 2 1 Takeaways Structural growth with durable demand CNO well-positioned with a winning distribution model Achieving strong results and driving companion sales Medicare – A Large and Growing Opportunity

21CNO Financial Group | Investor Briefing | September 1, 2026  Over 69 million beneficiaries today  More than 10,000 Americans become Medicare eligible each day  Americans turning 65 now are expected to receive benefits for the next 20 years  Medicare spending exceeds $1.2 trillion and expected to grow faster than GDP  Requires an annual decision process because plans change Medicare is a Growing Market By 2030, almost one in four Americans will be receiving Medicare benefits 20 28 34 39 47 62 77 1970 1980 1990 2000 2010 2020 2030 Number of Medicare Beneficiaries (in millions) Sources: CMS Office of the Actuary, 2025 Medicare Trustees Report, Table II.B1 (p. 10), Table V.B3 (p. 187), and Figure I.1 Long-Range Financial Outlook

Coverage Options

Centers for Medicare and Medicaid Services (CMS) administers Original Medicare; private insurers provide Medicare Supplement, Medicare Advantage, and Prescription Drug plans

Plan	Details
Original Medicare (15 million enrollees)	▪ Part A (hospital) and Part B (medical) coverage ▪ Gaps paid by consumer (or potentially another government program)
OR	
Original Medicare plus Medicare Supplement (14 million enrollees)	▪ Part A (hospital) and Part B (medical) ▪ **Private insurance** plan covers gaps
OR	
Medicare Advantage (31 million enrollees)	▪ Part C ▪ **Private insurance** plan replaces Original Medicare
AND	
Drug Plan (54 million enrollees)	▪ Part D ▪ **Private insurance** provides prescription drug benefits

Plans provided by private insurers.

Source: AHIP: The State of Medicare Supplement Coverage, May 2025; KFF Medicare Advantage Enrollment Update, 2025; KFF Part D Dashboard, 2025; enrollment figures rounded.

CNO Financial Group | Investor Briefing | September 1, 2026

CNO FINANCIAL GROUP

22

23CNO Financial Group | Investor Briefing | September 1, 2026 Plan Options In most areas, there are dozens of plan options from which to choose Source: KFF analysis of CMS Medicare Advantage Landscape Files (2010-2025) Medicare Supplement Types of plans that may be available Medicare Advantage Average number of plan options available  Plan A  Plan B  Plan C*  Plan D  Plan F*  Plan G  Plan G (High Deductible)  Plan K  Plan L  Plan M  Plan N * For beneficiaries who became eligible before 2020 Source: Medicare.gov 30 18 19 19 17 17 18 18 20 24 28 33 38 43 43 42 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Consumer Confusion

Most beneficiaries choose a plan in consultation with a licensed professional

Buyer Preferences

- Trusted guidance through a complex decision (“too many options”)
- Confidence they are selecting the right coverage (with access to preferred providers)
- Predictable healthcare costs and financial protection



Plans Sold by Channel
(2025)
Other
10%
Digital
17%
Agents
49%
Brokers
24%

Source: Nova1Advisors, MedPAC, Commonwealth Fund, Urban Institute, and KFF Medicare consumer research.

CNO Financial Group | Investor Briefing | September 1, 2026

CNO FINANCIAL GROUP

24

25CNO Financial Group | Investor Briefing | September 1, 2026 Consumer Division Exclusive Distribution Bankers Life agents are in local communities assisting beneficiaries face-to-face  National network of more than 5,000 captive, health insurance agents  Robust set of Medicare Supplement and Medicare Advantage plans  Nationally recognized training and development program  Local understanding of provider networks, ratings, and trends Number of Sales Offices

26CNO Financial Group | Investor Briefing | September 1, 2026  Over 50 years experience pricing and managing Medicare Supplement plans  Mostly sell Plan G (comprehensive) and Plan N (physician co-pays)  Generally attained-age pricing (rates rise with age)  Able to adjust rates annually, subject to state approval Our Full Set of Medicare Offerings Distribute our own Medicare Supplement plans and a wide selection of third-party plans Medicare Advantage and Prescription Drug Plans (third-party carriers)  Proprietary marketplace with plans from dozens of third-party plan sponsors representing over 90% of total U.S. enrollments  No insurance risk  Receive enrollment, renewal, and other fees Medicare Supplement Plans (manufactured/underwritten)

27CNO Financial Group | Investor Briefing | September 1, 2026 18.9% 18.3% 16.9% 18.0% 17.7% $620 $621 $627 $312 $336 206 199 201 197 212 22 24 30 16 27 CNO’s Medicare Supplement Performance Achieving higher sales and growing our block New Policies Sold (in thousands) Total Enrollment (in thousands) Earned Premium (in millions) Underwriting Margin Q2 YTD 2023 2024 2025 2025 2026 Q2 YTD 2023 2024 2025 2025 2026 Q2 YTD 2023 2024 2025 2025 2026 Q2 YTD 2023 2024 2025 2025 2026

28CNO Financial Group | Investor Briefing | September 1, 2026 Source: CSG Actuarial  Higher healthcare utilization and medical cost trends have driven up claim costs across the industry  Rates have increased by roughly 35% since 2020  Validates industry’s ability to reprice relatively quickly Recently, industry rates have materially increased in response to higher claims experience Medicare Supplement Industry Premium Rates Average Annual Plan G Premium Rates – 5 Lowest Carriers

29CNO Financial Group | Investor Briefing | September 1, 2026 Disciplined rate actions are improving benefit ratios while persistency remains strong Note: Benefit Ratio = Insurance Policy Benefits/Insurance Policy Premium Rate Increases Benefit Ratio Annualized Persistency 3.5% 8.6% 4.7% 11.3% 2023 2024 2025 2026 75.0% 76.1% 77.1% 77.9% 76.7% 2023 2024 2025 2025 2026 Q2 YTD 84.3% 84.1% 85.8% 84.3% 83.0% 2023 2024 2025 2025 2026 Q2 YTD CNO’s Medicare Supplement Experience

30CNO Financial Group | Investor Briefing | September 1, 2026 Source: Mark Farrah Associates (MFA) data; Telos Actuarial, 15th Annual Medicare Supplement Market Projection, 2025 ~$41 >$60 2025 2034 UnitedHealthcare/AARP BCBS and Subsidiaries Mutual of Omaha Aetna/CVS Humana CNO Globe Life Physicians Mutual Other Carriers Poised to achieve further gains Core Strengths  Exclusive distribution  Competitively-priced plans  Over 200 area ratings  Gender/smoker rate classes  Well-managed blocks  Washington National (open)  Colonial Penn (closed)  Bankers Life (closed) Market Share by Carrier (2025) Aggregate Industry Earned Premium (in billions) 34.2% 29.2% 9.0% 6.4% 2.7% 1.5% 1.3% 1.2% 14.5% Medicare Supplement Outlook

31CNO Financial Group | Investor Briefing | September 1, 2026 Demand is down from peak, but business fundamentals remain strong New Policies Sold (in thousands) Total Enrollment (in thousands) Fee Revenue (in millions) Commissions Receivable1 (in millions) Q2 YTD 2023 2024 2025 2025 2026 46 53 51 17 13 Q2 YTD 2023 2024 2025 2025 2026 149 167 171 158 159 Q2 YTD 2023 2024 2025 2025 2026 $104 $109 $105 $38 $28 $68 $87 $96 $76 $80 Q2 YTD 2023 2024 2025 2025 2026 CNO’s Medicare Advantage Performance 1) Amounts represent commissions receivable associated with our Medicare Advantage fee revenue, net of commissions accrued. Contract assets disclosed in our Annual Report on Form 10-K represent gross commissions receivable before consideration of such commissions accrued.

32CNO Financial Group | Investor Briefing | September 1, 2026 149 167 171 158 159 206 199 201 197 212 2023 2024 2025 2025 2026 46 53 51 17 13 22 24 30 16 27 2023 2024 2025 2025 2026 Bankers Life Medicare Enrollment (in thousands) Bankers Life Medicare Policies Sold (in thousands) Medicare Supplement Medicare Advantage 355 366 372 68 77 81 Overall sales are increasing with solid persistency across plans CNO’s Total Medicare Business 33 40 Q2 YTD 355 371 Q2 YTD

33CNO Financial Group | Investor Briefing | September 1, 2026 For many consumers, figuring out Medicare is the first of many retirement decisions Entry Point to Deeper Relationships

34CNO Financial Group | Investor Briefing | September 1, 2026 Medicare Supplement % 9% 11% 14% 15%11% Medicare Supplement sales are becoming an increasing part of our growth Long-Term Care Supplemental Health Medicare Supplement Life Insurance CNO’s New Annualized Premium $207 $201 $226 $118 $118 $37 $47 $69 $24 $37 $114 $124 $139 $64 $70 $32 $43 $45 $20 $20 2023 2024 2025 2025 2026 CNO Life and Health NAP (in millions) $390 $415 $479 $226 $245 Q2 YTD

35CNO Financial Group | Investor Briefing | September 1, 2026 Voices From The Field

36CNO Financial Group | Investor Briefing | September 1, 2026 Attractive Market  Medicare is large and growing  Sustained need for private plans  Consumers want guidance Wrap Up Further value creation  Agent growth and productivity  Pricing and rate management  Improved health outcomes CNO Advantage  Community-based experts  Full set of Medicare options  Well-priced with disciplined margins Well-positioned to capture growth in the expanding Medicare market

37CNO Financial Group | Investor Briefing | September 1, 2026 Q&A Enter questions in chat

38CNO Financial Group | Investor Briefing | September 1, 2026 Why Invest in CNO Adam Auvil Vice President, Investor Relations & Sustainability

39CNO Financial Group | Investor Briefing | September 1, 2026 Why Invest in CNO 4 5 3 2 1 Exclusive middle-market focus and “last-mile” captive distribution create a durable competitive moat Significant demographic tailwinds Proven investment results built on a foundation of strong asset quality and disciplined management Strong balance sheet and robust free cash flow resilient against market events 6 Track record of execution and delivering on our promises Sustained growth while improving ROE and modernizing the business

40CNO Financial Group | Investor Briefing | September 1, 2026 CNO Financial Group Investor Briefing September 1, 2026